UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number         811-07358

                            Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)        (Zip code)

Alan M. Meder	Lawrence R. Hamilton
Duff & Phelps Utility and Corporate Bond Trust Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

      Registrant’s telephone number, including area code:   (800) 338-8214

      Date of fiscal year end:   December 31

      Date of reporting period: December 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

       The Annual Report to Stockholders follows.

February 25, 2010

Dear Fellow Shareholders:

Your Fund’s Performance

During the second half of 2009, the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was influenced by the unprecedented fiscal stimulus that was introduced into the U.S. economy by the American Recovery and Reinvestment Act of 2009 and the further stabilization of the credit markets. As a result, the broader fixed income markets posted solid returns. The credit related sectors of the market, along with the DUC Fund, were the beneficiaries of an increasing number of investors allocating funds back into the credit sensitive areas of the bond market.

The following table compares the performance of the DUC Fund to a broad based market benchmark.

For the period indicated through December 31, 2009	DUC Fund (Per share performance with dividends reinvested in Fund plan)	DUC Fund (NAV-based performance)	Barclays Capital U.S. Aggregate Bond Index

Six Months	6.13%	7.39%	3.95%
One Year	30.69%	18.55%	5.93%
5 Years (annualized)	3.72%	4.44%	4.97%

DUC Fund per share-based returns and DUC Fund NAV-based returns were obtained from the Administrator of the DUC Fund. Performance returns for the Barclays Capital U.S. Aggregate Bond Index were obtained from Confluence Technologies Inc. Past performance is not indicative of future results.

Based on the December 31, 2009 closing price of $12.29 and a monthly dividend of $0.07 per share, the DUC Fund common stock had an annualized dividend yield of 6.83%. The DUC Fund’s yield of 6.83% compares favorably with the 3.68% yield of the Barclays Capital U.S. Aggregate Bond Index.

Market Overview and Outlook

After contracting in the first half of the year, U.S. gross domestic product grew modestly during the second half of 2009. Government stimulus programs, such as the car allowance rebate system and the tax credit for first-time home buyers, provided much needed support to the fledgling recovery. However, consumer spending continued to be restrained by large debt burdens and a struggling housing market. High unemployment and stagnant wages further weighed on consumer sentiment. The reluctance of consumers to fully embrace the recovery seemed to influence the business sector. Even with relatively healthy balance sheets and a favorable cost of capital, corporations remained reluctant to significantly increase capital spending or hiring. Meanwhile, the financial system displayed signs of a return to normalcy as the systemic problems that plagued the credit markets further dissipated. A number of financial institutions that received assistance during the credit crisis positioned themselves to repay the federal government and relieve themselves from additional regulatory oversight. At the same time, the global economy showed signs that it may be ready to slowly follow the U.S. out of recession.

The Federal Reserve remained committed to employing all available tools to promote the resumption of sustainable economic growth. The Federal Open Market Committee (“FOMC”), a committee within the Federal Reserve that sets short-term monetary policy, reaffirmed its accommodative stance by holding the federal funds rate to a “target range” of between zero and 0.25%. The Federal Reserves use of “quantitative easing”, which included emergency liquidity programs and purchases of U.S. Treasuries, mortgage backed securities and U.S. agency issued debt, provided stability to the financial system. These measures, which were intended to keep interest rates low, hold down the cost of credit and increase the availability of credit, appeared to have a positive effect.

While the FOMC held the target federal funds rate steady, the markets began to question the inflationary implications of the unprecedented amounts of stimulus that had been introduced into the economy. As a result, the U.S. Treasury yield curve became more positively sloped (i.e., long-term rates higher than short-term rates). During the second half of 2009, yields increased by 3 basis points on two-year maturities, by 30 basis points on ten-year maturities and by 31 basis points on thirty-year maturities. Also pushing the long end of the U.S. Treasury yield curve higher was a reversal of the “flight to quality” that occurred at the height of the credit crisis, when many investors sought refuge in the relative safety of the U.S. Treasury market. Risk premiums demanded by corporate bond investors declined as investors gained confidence that the worst of the financial crisis was behind them and allocated funds back into the more credit sensitive areas of the bond market. As a result, the broader fixed income markets posted solid returns for the second half of 2009, led by credit sensitive investments which significantly outperformed U.S. Treasuries.

Looking forward to 2010, the U.S. economy appears to be on track to experience positive, albeit moderate, growth. On the one hand, there are indications that the unprecedented amounts of fiscal stimulus and the stabilization of the credit markets may have set the stage for a sustainable recovery. However, the double digit rate of unemployment, further deterioration in the commercial real estate markets and a housing sector that struggles to find a bottom are likely to limit the rebound in economic activity. Late last year the FOMC repeated its intent to keep interest rates “exceptionally low” for an “extended period” while acknowledging that the economy is strengthening and the deterioration in the labor market is abating. The point at which economic growth will spur an increase in short-term interest rates by the FOMC is likely to remain open to ongoing debate. In addition, there are questions about the ability of the economy to move forward after the temporary stimulus is phased out and the Federal Reserve’s quantitative easing is removed. Therefore, in the near term, volatility in the financial markets may remain elevated. Longer term, expanding budget deficits and the reversal of quantitative easing could set the stage for rising inflation expectations and upward pressure on long-term interest rates. Under this scenario, the returns of leveraged bond funds would be restrained by both negative pressure on bond valuations due to increased volatility and the potential for a rise in long-term interest rates.

About Your Fund

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of December 31, 2009, the DUC Fund’s leverage consisted of Auction Market Preferred Shares (“AMPS”) in the amount of $95 million and senior debt in the amount of $95 million. On that date, the total amount of leverage represented by the AMPS and senior debt constituted approximately 37% of the DUC Fund’s total assets. The amount and type of leverage used is determined by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) fosters an environment in which leverage can add incremental income. However, there is no assurance that this will continue to be the case in the future. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the DUC Fund could potentially be modified or eliminated.

Early in 2008, disruptions in the short-term fixed income market resulted in failures in the periodic auction and remarketing of all closed-end funds preferred shares, including the preferred shares of the DUC Fund. Management of the DUC Fund continues to seek ways to mitigate the impact of auction failures on preferred shareholders and believes a successful solution must serve three guiding principles.

•	First, a successful solution must not materially disadvantage the common shareholders and their ability to benefit from the use of leverage.
•

Second, the solution should be long-term oriented in nature. A short-term financing solution that provides near-term liquidity but no assurance of long-term funding could expose the DUC Fund’s shareholders to adverse changes in the market.

•	Third, a feasible solution should not lead to an increase in investment restrictions, an encumbered investment process or a reduced pool of investment alternatives.

After reviewing various options for resolving preferred share illiquidity, in March 2009 management arranged a $190 million credit facility with a commercial bank. Subsequently, the DUC Fund utilized the credit facility to redeem $95 million of AMPS.

In May of 2009, the DUC Fund sought and received shareholder approval for an amendment to the Fund’s fundamental investment restriction relating to borrowing (which previously required a 300% asset coverage) to allow the DUC Fund to borrow money to the full extent permitted by the Investment Company Act of 1940 (the “1940 Act”) and related U.S. Securities and Exchange Commission (“SEC”) rules and interpretations, including exemptive orders.

In September of 2009, the DUC Fund received an exemptive order from the SEC that permits the DUC Fund, for a transitional period ending in October 2010, to maintain 200% asset coverage with respect to any new debt leverage that is used to refinance preferred stock, rather than the 300% that is normally required by the 1940 Act. The relief provided by the exemptive order is limited to any debt incurred to refinance the $95 million of preferred stock that was outstanding in September 2009; it does not apply to the $95 million of debt previously incurred.

The DUC Fund is also limited in its ability to redeem additional preferred stock by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the preferred stock. When the DUC Fund arranged for the credit facility, one of the principal rating agencies granted approval for the Fund to utilize the full $190 million to redeem its preferred stock, while the other rating agency granted approval for up to 60% of the DUC Fund’s leverage to be in the form of debt. Management has approached that rating agency requesting flexibility to redeem additional preferred stock beyond the 60% but cannot be certain whether or when such approval will be granted. In addition, further redemptions of preferred stock are contingent on the ability of any solution to serve the aforementioned three guiding principles. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the DUC Fund’s outstanding preferred stock will be retired in the near future. The DUC Fund will announce any redemption through press releases and postings to its website.

The DUC Fund does not currently use derivatives and has no investments in structured investment vehicles (“SIVs”). Additionally, the portfolio has no direct exposure to financial intermediaries that focus exclusively on derivatives or SIVs. The DUC Fund’s exposure is indirect and is limited to financial institutions with diversified revenue streams. However, due to the inherent interconnectivity of today’s financial intermediaries, corporate bond investors are faced with the task of identifying and quantifying counterparty risk that is often the result of derivatives positions among both financial and non-financial companies. In addition, government intervention and the potential for additional regulation have introduced additional uncertainty into the capital structure of various financial intermediaries. In normal market conditions, at least 80% of the DUC Fund’s total assets must be invested in Utility and Corporate Bonds, and at least 25% of the DUC Fund’s total assets must be invested in Utility Income Securities. Due to this mandated exposure, any disruptions in the broader credit market could materially and adversely impact the valuation of the investments held in the DUC Fund. Although it is impossible for the DUC Fund to be completely insulated from turmoil in the financial markets, management believes that the diversification of the portfolio across sectors and issuers should help to limit volatility to some degree.

The DUC Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year net investment income. At times, a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, paid-in-capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income”. Based on GAAP, for the twelve month period ended December 31, 2009, 82% of the total distributions were attributable to current year net investment income and 18% were in excess of current year net investment income and were therefore attributable to paid-in-capital. The characterization of the distributions for GAAP purposes and federal income tax purposes may differ, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. For federal income tax purposes, 100% of the distributions in 2009 were derived from net investment income. In January 2010, a Form 1099-DIV was sent to shareholders which stated the amount and tax characterization of the DUC Fund’s 2009 distributions.

Dividend Reinvestment and Cash Purchase Plan and Direct Deposit

To those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from the Plan Agent, The Bank of New York Mellon Corporation, at 1-866-221-1681, or for more details, please refer to page 16.

For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from The Bank of New York Mellon Corporation, at 1-866-221-1681.

For more information about the DUC Fund, shareholders can access www.ducfund.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Daniel J. Petrisko, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & CEO

DUFF & PHELPS UTILITY AND CORPORATE

BOND TRUST INC.

Portfolio of Investments

December 31, 2009

Principal Amount (000)		Description	Value (Note 1)

		LONG-TERM INVESTMENTS—153.3%
		U.S. Government and Agency Obligations—10.0%
		Federal National Mortgage Association,
$10,000		7.25%, 1/15/10	$10,022,390
5,000		6.00%, 5/15/11	5,354,720
231		8.00%, 10/01/30	264,731
858		7.00%, 12/01/31	955,681
		Government National Mortgage Association Pass-Through Certificates,
14		7.00%, 3/15/26	15,275
90		8.00%, 11/15/30	104,100
34		8.00%, 2/15/31	38,854
		U.S. Treasury Note,
10,000		4.75%, 2/15/10	10,055,470
5,000		4.00%, 3/15/10	5,039,260

		Total U.S. Government and Agency Obligations (Cost $31,571,716)	31,850,481

		Corporate Bonds—136.6%
		Financial—26.2%
		Boeing Capital Corp.,
7,000	(a)	6.50%, 2/15/12	7,659,568
		Caterpillar Financial Services Corp.,
7,000		7.15%, 2/15/19	8,108,590
		CPG Partners L.P.,
7,900		8.25%, 2/01/11	8,266,204
		Daimler Finance NA LLC.,
5,000		7.75%, 1/18/11	5,317,240
		ERP Operating Limited Partnership,
5,000		6.625%, 3/15/12	5,341,730
		General Electric Capital Corp.,
6,000		6.125%, 2/22/11	6,341,934
		Household Finance Corp.,
6,000		8.00%, 7/15/10	6,218,730
		JPMorgan Chase & Co.,
10,000		7.875%, 6/15/10	10,313,890
		Keybank, N.A.,
3,200		7.30%, 5/01/11	3,297,354
		Mack-Cali Realty, L.P.,
7,000		7.75%, 2/15/11	7,365,974
		NationsBank Capital Trust IV,
10,000		8.25%, 4/15/27	9,975,000

Principal Amount (000)		Description	Value (Note 1)

		Wells Fargo Bank N.A.,
$5,000		6.45%, 2/01/11	$5,281,615

			83,487,829

		Industrial—32.9%
		Archer-Daniels-Midland Company,
4,000	(a)	7.125%, 3/01/13	4,501,928
		Coca-Cola Enterprises, Inc.,
5,000	(a)	8.50%, 2/01/12	5,631,560
		Devon Financing Corp.,
6,000	(a)	6.875%, 9/30/11	6,520,584
		Dow Chemical Company,
6,000		9.00%, 4/01/21	6,431,112
		Hewlett-Packard Co.,
5,000	(a)	6.125%, 3/01/14	5,592,110
		Kraft Foods, Inc.,
5,000		6.25%, 6/01/12	5,391,680
		Potash Corporation of Saskatchewan, Inc.,
8,578	(a)	7.75%, 5/31/11	9,302,515
		Premcor Refining Group, Inc.,
5,000	(a)	6.125%, 5/01/11	5,206,875
		Sun Company, Inc.,
5,000	(a)	9.00%, 11/01/24	5,309,700
		Target Corp.,
5,000		6.00%, 1/15/18	5,527,315
		Tele-Communications, Inc.,
5,275	(a)	10.125%, 4/15/22	6,787,764
3,200	(a)	9.875%, 6/15/22	3,905,930
		Time Warner Entertainment Company, L.P.,
5,000	(a)	8.875%, 10/01/12	5,746,505
		Time Warner, Inc.,
5,000	(a)	9.15%, 2/01/23	6,046,395
		USX Corporation,
10,000	(a)	9.125%, 1/15/13	11,402,510
		Wal-Mart Stores, Inc.,
5,000		6.75%, 10/15/23	5,801,800
		XTO Energy, Inc.,
5,000	(a)	6.50%, 12/15/18	5,723,385

			104,829,668

		Telephone—17.7%
		AT&T Wireless Services, Inc.,
10,000	(a)	8.125%, 5/01/12	11,305,400
		British Telecommunications PLC,
10,000	(b)	8.125%, 12/15/10	10,715,700
		Deutsche Telekom International Finance,
12,000	(a)(b)	8.00%, 6/15/10	12,402,480

See Notes to Financial Statements.

Principal Amount (000)		Description	Value (Note 1)

		France Telecom SA,
$7,625	(a)(b)	7.75%, 3/01/11	$8,174,534
		New York Telephone Co.,
5,000		8.625%, 11/15/10	5,306,280
		Verizon Global Funding Corp.,
7,500	(a)	7.375%, 9/01/12	8,459,287

			56,363,681

		Utilities—59.8%
		AGL Capital Corp.,
10,000	(a)	7.125%, 1/14/11	10,555,920
		American Water Capital Corp.,
5,000		6.593%, 10/15/37	5,049,120
		Arizona Public Service Co.,
5,000	(a)	6.875%, 8/01/36	5,005,115
		CalEnergy Company, Inc.,
10,000	(a)	8.48%, 9/15/28	12,289,950
		Cleveland Electric Illumination Co.,
6,713	(a)	8.875%, 11/15/18	8,301,195
		Duke Energy Corporation,
10,000		7.375%, 3/01/10	10,104,020
		Entergy Texas, Inc.,
10,000	(a)	7.125%, 2/01/19	11,102,940
		FirstEnergy Corp.,
5,000	(a)	7.375%, 11/15/31	5,434,730
		Hydro-Quebec,
10,000		7.50%, 4/01/16	11,772,680

		KeySpan Gas East Corporation,
10,088		7.875%, 2/01/10	10,136,775
		Kinder Morgan Energy Partners,
5,000		7.75%, 3/15/32	5,654,750
		Northern Border Partners L.P.,
6,040	(a)	8.875%, 6/15/10	6,242,920
		NSTAR,
7,020		8.00%, 2/15/10	7,076,118
		ONEOK Inc.,
4,060		7.125%, 4/15/11	4,295,456
		Progress Energy, Inc.,
6,000	(a)	7.10%, 3/01/11	6,352,320
		PSE&G Power, LLC.,
7,195	(a)	7.75%, 4/15/11	7,701,355
		Reliant Energy Resources Corp.,
10,000	(a)	7.75%, 2/15/11 .	10,578,810
		Sempra Energy,
10,000		7.95%, 3/01/10	10,110,400
		South Carolina Electric & Gas Co.,
5,685		6.50%, 11/01/18 .	6,430,440
		Southern California Edison Company,
5,512		7.625%, 1/15/10	5,521,966
		Trans-Canada Pipelines Limited,
10,000		9.875%, 1/01/21	13,454,650

Principal Amount (000)		Description	Value (Note 1)

		Wisconsin Energy Corp.,
$6,000		6.50%, 4/01/11	$6,348,960
		Xcel Energy, Inc.,
10,131	(a)	7.00%, 12/01/10	10,666,900

			190,187,490

		Total Corporate Bonds (Cost $416,491,266)	434,868,668

		Asset-Backed Securities—1.8%
		Detroit Edison Securitization Funding LLC 2001-1 A6,
5,000		6.62%, 3/01/16	5,703,620

		Total Asset-Backed Securities (Cost $5,925,000)	5,703,620

Shares
		Non-Convertible Preferred Stock—4.9%
		Financial—4.9%
		Duke Realty Corp., Series M,
100,000		6.95%	2,018,000
		Duke Realty Corp., Series N,
100,000		7.25%	2,120,000
		Kimco Realty Corp., Series G,
100,000		7.75%	2,455,000
		Public Storage, Inc., Series I,
120,000		7.25%	3,060,000
		Realty Income Corp., Series D,
100,000		7.375%	2,522,000
		UDR, Inc., Series G,
100,000		6.75%	2,310,000
		Vornado Realty Trust, Series I,
50,000		6.625%	1,102,000

		Total Non-Convertible Preferred Stock (Cost $16,713,000)	15,587,000

		Total Investments—153.3% (Cost $470,700,982)	488,009,769

		Liabilities in Excess of Other Assets—(23.4)%	(74,616,703)
		Liquidation Value of Preferred Shares—(29.9)%	(95,000,000)

		Net Assets Applicable to Common Stock—100%	$318,393,066

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	Security’s original coupon rate is shown. Coupon rate subject to change if security’s rating is upgraded or downgraded by Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.

See Notes to Financial Statements.

Notes

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Asset-backed securities	$—	$5,703,620	$—	$5,703,620
Corporate bonds—Financial	—	83,487,829	—	83,487,829
Corporate bonds—Industrial	—	104,829,668	—	104,829,668
Corporate bonds—Telephone	—	56,363,681	—	56,363,681
Corporate bonds—Utilities	—	190,187,490	—	190,187,490
Mortgage-backed securities	—	16,755,751	—	16,755,751
Non-convertible preferred stock	15,587,000	—	—	15,587,000
U.S. Government obligations	—	15,094,730	—	15,094,730

Total	$15,587,000	$472,422,769	$—	$488,009,769

Summary of Ratings as a Percentage of Long-Term Investments

as of December 31, 2009

(Unaudited)

Rating *	%
AAA	7.7%
AA	3.5%
A	30.5%
BBB	54.4%
BB and Below	3.9%

100.0%

*	Based on the lowest rating of Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.

Sector Allocation as a Percentage of Total Investment as of December 31, 2009 (Unaudited)

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Assets and Liabilities

December 31, 2009

Assets

Investments, at value (cost $470,700,982)	$488,009,769

Cash	11,372,796

Interest receivable	9,298,123

Dividends receivable	84,505

Other assets	27,923

Total assets	508,793,116

Liabilities

Bank loan payable (Note 7)	95,000,000

Investment advisory fee payable (Note 2)	237,703

Administrative fee payable (Note 2)	44,765

Dividends payable on Auction Market Preferred Shares	15,553

Interest payable on bank loan (Note 7)	6,565

Accrued expenses	95,464

Total liabilities	95,400,050

Auction Market Preferred Shares (7,600 shares authorized, 3,800 shares issued and outstanding, liquidation preference $25,000 per share)	95,000,000

Net Assets Applicable to Common Stock	$318,393,066

Capital

Common stock, $.01 par value, 599,992,400 shares authorized, 27,207,145 shares issued and outstanding (Note 5)	$272,072

Additional paid-in capital	369,002,862

Distributions in excess of net investment income	(13,463,914)

Accumulated net realized loss on investment transactions	(54,726,741)

Net unrealized appreciation on investments	17,308,787

Net Assets Applicable to Common Stock	$318,393,066

Net asset value per share of common stock: ($318,393,066 ÷ 27,207,145 shares of common stock issued and outstanding)	$11.70

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income

Interest income	$26,150,348

Dividend income	1,028,324

Total investment income	27,178,672

Expenses

Investment advisory fees (Note 2)	2,471,138

Bank loan fees and expenses (Note 7)	1,279,862

Administrative fees (Note 2)	456,342

Directors’ fees and expenses	281,687

Commissions expense—Auction Market Preferred Shares	242,550

Professional fees	190,905

Reports to shareholders	135,626

Custodian fees and expenses	47,202

Transfer agent fees and expenses	37,244

Registration fees	23,922

Leverage fees and expenses	12,800

Other	45,219

Total operating expenses	5,224,497

Interest expense (Note 7)	1,215,733

Total expenses	6,440,230

Net investment income	20,738,442

Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investment transactions	(10,626,872)

Net change in unrealized appreciation/depreciation on investments	43,688,159

Net realized and unrealized gain on investments	33,061,287

Dividends and Distributions On Auction Market Preferred Shares from Net Investment Income	(1,829,247)

Net Increase in Net Assets Applicable to Common Stock Resulting from Operations	$51,970,482

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Changes In Net Assets

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations

Net investment income	$20,738,442	$22,754,001

Net realized gain/(loss) on investment transactions	(10,626,872)	8,408,055

Net change in unrealized appreciation/depreciation on investments	43,688,159	(30,752,274)

Dividends and distributions on Auction Market Preferred Shares from net investment income	(1,829,247)	(7,390,987)

Net increase/(decrease) in net assets resulting from operations	51,970,482	(6,981,205)

Dividends and Distributions on Common Stock from and in excess of net investment income	(22,395,510)	(21,119,409)

Capital Stock Transactions

Reinvestment of dividends resulting in the issuance of 122,832 shares and 8,152 shares of common stock, respectively	1,391,999	88,042

Total increase/(decrease) in net assets	30,966,971	(28,012,572)

Net Assets

Beginning of year	287,426,095	315,438,667

End of year(a)	$318,393,066	$287,426,095

(a) includes distributions in excess of net investment income of	$(13,463,914)	$(18,258,292)

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Cash Flows

For the Year Ended December 31, 2009

Increase/(Decrease) in Cash

Cash flows provided from (used for) operating activities:

Interest and dividends received (excluding discount and premium amortization of ($7,554,786))	$34,426,940

Long-term capital gains dividends received	173,863

Operating expenses paid	(5,256,066)

Interest expense paid	(1,209,168)

Dividends paid on preferred stock	(1,846,952)

Purchase of long-term portfolio investments	(126,837,453)

Proceeds from sales and maturities of long-term portfolio investments	112,460,022

Net cash provided from operating activities	11,911,186

Cash flows provided from (used for) financing activities:

Redemption of Auction Market Preferred Shares	(95,000,000)

Bank loan	95,000,000

Dividends paid on common stock(a)	(21,047,592)

Net cash used for financing activities	(21,047,592)

Net decrease in cash	(9,136,406)

Cash at beginning of year	20,509,202

Cash at end of year	$11,372,796

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided from Operating Activities

Net increase in net assets resulting from operations	$51,970,482

Increase in investments	(6,822,645)

Net realized loss on investment transactions	10,626,872

Net realized long-term capital gains dividend received	173,863

Net change in unrealized appreciation/depreciation on investments	(43,688,159)

Increase in interest receivable	(306,518)

Increase in other assets	(350)

Increase in interest payable on bank loan	6,565

Decrease in accrued expenses and other liabilities	(48,924)

Total adjustments	(40,059,296)

Net cash provided from operating activities	$11,911,186

(a)	Non-cash financing activities not included herein consist of reinvestment of dividends of $1,391,999.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Financial Highlights

	For the Year Ended December 31,
PER SHARE OPERATING PERFORMANCE	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.61	$11.65	$11.97	$12.50	$13.51

Net investment income(1)	0.77	0.84	0.93	0.71	0.73
Net realized and unrealized gain/(loss) on investments transactions	1.22	(0.83)	(0.09)	(0.25)	(0.72)
Dividends and distributions on Auction Market Preferred Shares from net investment income	(0.07)	(0.27)	(0.38)	(0.07)	—

Net increase/(decrease) from investment operations	1.92	(0.26)	0.46	0.39	0.01

Dividends and distributions on common stock from and in excess of net investment income	(0.83)	(0.78)	(0.78)	(0.84)	(1.02)

Offering costs—Auction Market Preferred Shares	—	—	—	(0.08)	—

Net asset value, end of year	$11.70	$10.61	$11.65	$11.97	$12.50

Per share market value, end of year	$12.29	$10.11	$10.32	$11.62	$13.10

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	30.69%	5.30%	(4.71)%	(4.82)%	(3.84)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK(3)
Total expenses	2.12%	1.37%	1.34%	2.98%	2.55%
Operating expenses(4)	1.72%	1.37%	1.34%	1.12%	1.05%
Net investment income(5)	6.82%	7.42%	7.88%	5.87%	5.64%
SUPPLEMENTAL DATA
Portfolio turnover	23%	12%	19%	15%	15%
Net assets applicable to common stock, end of year (000)	$318,393	$287,426	$315,439	$324,056	$337,952
Preferred stock outstanding (000)	$95,000	$190,000	$190,000	$190,000	$—
Asset coverage per share of preferred stock, end of the year	$108,788	$62,819	$66,505	$67,639	$—
Bank loan outstanding (000)	$95,000	$—	$—	$—	$—
Asset coverage per $1,000 on bank loan, end of the year	$5,352	$—	$—	$—	$—
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of year (000)	$—	$—	$—	$—	$143,000
Average daily amortized cost of commercial paper outstanding (000)	$—	$—	$—	$—	$142,295
Asset coverage per $1,000 at end of year	$—	$—	$—	$—	$3,363

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4)	Ratio from 2005 and 2006 excluded interest and other commercial paper expenses. Commercial paper program was terminated on October 25, 2006. Ratio from 2006 through 2009 includes Commissions expense—Auction Market Preferred Shares. Ratio for the year ended December 31, 2009 excludes Interest expense.
(5)	Ratios do not reflect dividends paid on the preferred stock. Accordingly, the ratio of net investment income after preferred stock dividends to average net assets to common stock is 6.22%, 5.01%, 4.66%, 5.31%, and 5.64%, respectively.

See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Notes to Financial Statements

December 31, 2009

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at date of purchase are valued on an amortized cost basis, which approximates fair value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net taxable income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2009 are subject to such review.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions on preferred shares are accrued on a daily basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Recent Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification TM (ASC), Derivatives and Hedging (ASC 815) (formerly known as FAS 161). ASC 815 is intended to improve financial reporting for derivative instruments and hedging activities and enable investors to understand how and why an entity uses derivatives, how derivative instruments and hedging activity are accounted for, and how derivative instruments and hedging activity affect an entity’s results of operations and financial position.

The adoption of ASC 815 had no impact on the financial statement disclosure as the Fund did not hold derivative instruments during the year ended December 31, 2009.

In June 2009, the FASB established ASC as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change

GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

Reclassification of Capital Accounts: U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended December 31, 2009, $8,280,693 has been reclassified between accumulated net realized loss on investment transactions and distributions in excess of net investment income as a result of permanent differences attributable to amortization methods on fixed income securities and accounting for prepayments on mortgage-backed securities. These reclassifications had no effect on net assets or net asset value per share.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners, Inc. (“Virtus”), and an Administration Agreement with Princeton Administrators, LLC (“Princeton”).

The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage), subject to a monthly minimum of $12,500.

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Princeton provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than U.S. Government securities and short-term investments, for the year ended December 31, 2009 aggregated $111,472,140 and $106,994,173, respectively. For the year ended December 31, 2009, the Fund had purchases and sales of $15,365,313 and $0, respectively, of U.S. Government securities.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2009 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$492,978,300	$11,327,514	$16,296,045	$4,968,531

Note 4. Distributions to Stockholders	The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$24,224,757	$28,510,396

Total taxable distributions*	$24,224,757	$28,510,396

*	The distributions presented above include distributions payable to preferred shareholders at December 31, 2009 and 2008.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$8,813,404
Undistributed long-term capital gains	—

Total undistributed earnings	8,813,404
Capital loss carryforward	(54,726,741	)*
Unrealized gains/(losses)—net	(4,968,531	)**

Total accumulated earnings/(losses)	$(50,881,868)

*	On December 31, 2009, the Fund had a net capital loss carryforward of $54,726,741, of which $11,512,356 expires in 2011, $3,731,126 expires in 2012, $3,265,594 expires in 2013, $4,213,979 expires in 2014, $13,096,121 expires in 2015 and $18,907,565 expires in 2017. This carryforward will be available to offset amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Note 5. Capital

There are 600 million shares of stock, $0.01 par value per share, authorized. For the years ended December 31, 2009 and 2008, there were 122,832 and 8,152 shares of common stock issued, respectively, in connection with the reinvestment of dividends.

Note 6. Auction Market Preferred Shares

The Fund’s Charter grants the authority to the Board of Directors to authorize the creation and issuance of one or more series of preferred stock out of the authorized and unissued stock of the Fund. Accordingly, on October 25, 2006, the Fund issued 7,600 shares of Auction Market Preferred Shares (“AMPS”) in two series of 3,800 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the AMPS were recorded as a reduction of paid-in capital on common stock. Dividends on shares of AMPS are cumulative from their date of original issue and payable on each dividend payment date. On March 24, 2009, the Fund redeemed 3,800 shares of its T7 series of AMPS at liquidation value. As of December 31, 2009, there were 3,800 shares of AMPS outstanding. Dividend rates ranged from 1.15% to 1.71% for the year ended December 31, 2009.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to a mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of AMPS, voting separately as a class, are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Since February 2008, the AMPS market has been ineffective at matching buyers with sellers. This has impacted the Fund’s AMPS. The AMPS dividend rate was reset to the maximum applicable rate which ranged from 1.15% to 6.01% between February 14, 2008 and the date of this report. A failed auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its AMPS. Dislocations in the auction rate securities markets have triggered numerous failed auctions for many closed-end funds. A failed auction occurs when there are more sellers of AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction of the Fund’s AMPS may not occur for a long period of time, if ever. Even if the AMPS market becomes more liquid, the holders of the Fund’s AMPS may not have the amount of liquidity they desire or the ability to sell the AMPS at par.

Note 7. Borrowings

On March 12, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $190,000,000. The purpose of the Facility is to enable the Fund to retire its outstanding preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). Interest is charged at a 3 month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and a percentage rate on the undrawn balance (the commitment fee). The Fund also paid a one time arrangement fee based on a percentage of the total borrowing limit. Total commitment and arrangement fees paid for the year ended December 31, 2009 were $1,279,862 and are included in Bank loan fees and expenses on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the period from March 24, 2009 through December 31, 2009, the average daily borrowings under the Facility and the weighted daily average interest rate were $95,000,000 and 1.6293%, respectively. As of December 31, 2009, the amount of such outstanding borrowings was $95,000,000. The interest rate applicable to the borrowing on December 31, 2009 was 1.351%. The Bank has the ability to borrow the Hypothecated Securities, (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with the borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At December 31, 2009, Hypothecated Securities under the Facility had a market value of $222,824,421 and there were no Rehypothecated Securities outstanding.

Note 8. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

Note 9. Subsequent Events

Subsequent to December 31, 2009, dividends paid on preferred stock totaled $204,136 through February 25, 2010. On January 4, 2010, the Board of Directors of the Fund declared a dividend of $0.07 per share of common stock payable on January 29, 2010 to shareholders of record on January 15, 2010. On February 1, 2010 the Board of Directors of the Fund declared a dividend of $0.07 per share of common stock payable on February 26, 2010 to shareholders of record on February 16, 2010.

Management has evaluated events and transactions that have occurred from December 31, 2009 through February 25, 2010, the date of issuance of these financial statements, for potential recognition or disclosure in these financial statements and has determined there are none.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Duff & Phelps Utility and Corporate Bond Trust Inc.

We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2009, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 25, 2010

FEDERAL INCOME TAX INFORMATION (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the year ended December 31, 2009 by:

Interest-Related Dividends for Non-U.S. Residents	82.03	%*
Federal Obligation Interest	1.13	%**

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations under 871(k)(1) of the Internal Revenue Code.
**	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Common shareholders are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York Mellon Corporation (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash via direct deposit or paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently a base fee of $5.00 plus $.04 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days’ written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling (866) 221-1681.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling the Adviser toll free at (800) 338-8214 and on the Securities Exchange Commission’s (SEC) website at www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330. The Fund’s Form N-Q is also available, without charge, upon request, by calling the Adviser toll free at (800) 338-8214.

PRIVACY PRINCIPLES OF THE FUND (Unaudited)

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser, administrator and their respective affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DIRECTORS OF THE FUND (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (“the 1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” refers to the Fund and all other investment companies advised by affiliates of Virtus, the Adviser’s parent company.

Independent Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Stewart E. Conner c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 68	Director	Term expires 2012; Director since 2009	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	3

Connie K. Duckworth(1) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 55	Director	Term expires 2011; Director since 2009	Founder, Chairman and President, Arzu, Inc. (nonprofit corporation created to assist Afghan women through sale of homemade rugs) since August 2003; Member, Eight Wings Enterprises LLC (investor in early-stage businesses) 2002-2004; Advisory Director, Goldman Sachs & Company, December 2000-December 2001 (Managing Director, December 1996-December 2000, Partner 1990-1996, Chief Operating Officer of Firmwide Diversity Committee 1990-1995)	3	Director, Smurfit-Stone Container Corporation (packaging manufacturer) and Frank Russell Company (investment services companies); Trustee, Northwestern Mutual Life Insurance Company; Director and Past Chairman, NorthShore University HealthSystem; Member, Board of Overseers, Wharton School of the University of Pennsylvania; Trustee, Global Heritage Fund (archaeological conservation organization)

Robert J. Genetski c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 67	Director	Term expires 2010; Director since 2009	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank, author of several books; regular contributor to the Nikkei Financial Daily	3	Director, Midwest Banc Holdings, Inc.

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Francis E. Jeffries c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 79	Director and Chairman Emeritus of the Board	Term expires 2010; Director since 1992	Chairman Emeritus of the Board of the Fund, of DNP Select Income Fund Inc. (“DNP”) and of DTF Tax-Free Income Inc. (“DTF”) since May 2009; Chairman of the Board of the Fund, November 1992-May 2009 , of DTF, September 1991-May 2009, and of DNP, May 2005-May 2009 (President of the Fund and DTF, January 2000-February 2004; Vice Chairman of the Board of DNP, April 2004-May 2005); Chairman of the Board of Phoenix Investment Partners, Ltd. (“PXP”), November 1995-May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993-November 1995 (President and Chief Executive Officer, January 1992-June 1993); Chairman of the Board of the Adviser, 1988-1993	3

Nancy Lampton(2) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 67	Director and Vice Chairman of the Board	Term expires 2012; Director since 2005	Vice Chairman of the Board of the Fund and DTF since May 2007 and of DNP since February 2006; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Strategic Advisory Council Member, Lightbridge Corporation (designer of non-proliferative fuel for nuclear energy needs)

Philip R McLoughlin c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 63	Director	Term expires 2010; Director since 1996	Managing Director, Seacap Partners LLC (strategic advisory firm) since February 2009; Partner, CrossPond Partners, LLC (investment management consultant) 2006-2008; Consultant to PXP, 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000-2002	49	Director, The World Trust Fund (closed-end fund)

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Geraldine M. McNamara c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 58	Director	Term expires 2011; Director since 2003	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	49

Eileen A. Moran c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 55	Director	Term expires 2012; Director since 1996	President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) since 1990	3

Christian H. Poindexter c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age 71	Director	Terms expires 2011; Director since 2008	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000) Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003)	3	Director, The Baltimore Life Insurance Company

Carl F. Pollard(2) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 71	Director	Term expires 2011; Director since 2006	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
David J. Vitale c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 63	Director and Chairman of the Board	Term expires 2012; Director since 2005	Chairman of the Board of the Fund, DTF and DNP since May 2009; Private investor since December 2008; Senior Advisor to the CEO, Chicago Public Schools April 2007-December 2008; Chief Administrative Officer, Chicago Public Schools April 2003-April 2007; Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Private investor 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, UAL Corporation (airline holding company), Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)
Interested Director
Nathan I. Partain, CFA(3) Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 53	Director	Term expires 2010; Director since 2007	President and Chief Executive Officer of the Fund and DTF since 2004; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since April 1998; Executive Vice President, April 1998-February 2001; Senior Vice President, January 1997-April 1998); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)	3	Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors)

(1) Ms. Duckworth, who served as a director during 2009, resigned from the board on January 15, 2010 in order to devote more time to Arzu, Inc. (Arzu Studio Hope), a non-profit organization of which she is the founder and CEO. The Fund extends its appreciation to Ms. Duckworth for her valued service as a director of the Fund.

(2) Elected to their respective position on the board by the preferred stockholders, voting as a separate class.

(3) Mr. Partain is an Interested Director because he is an officer and employee of the Adviser.

MANAGEMENT OF THE FUND (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is set forth on page 22 of this report. Information pertaining to the other officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 59	Secretary since 2005	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993-2008, Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002); Secretary of DTF since 2005

Alan M. Meder, CFA, CPA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 50	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994; Treasurer of DTF since 2000; Principal Financial and Accounting Officer and Assistant Secretary of DTF since 2002

Daniel J. Petrisko, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 49	Chief Investment Officer since 2004 (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 55	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Chief Compliance Officer 2002-2004); Chief Compliance Officer of DTF since 2003 and of DNP since 2004; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

Directors

David J. Vitale, Chairman

Francis E. Jeffries, CFA, Chairman Emeritus

Nancy Lampton, Vice Chairman

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

Daniel J. Petrisko, CFA

Vice President & Chief Investment Officer

T. Brooks Beittel, CFA

Secretary

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel,

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

www.dpimc.com

Administrator

Princeton Administrators, LLC

800 Scudders Mill Road

Plainsboro, NJ 08536

Custodian

The Bank of New York Mellon Corporation

BNY Mellon Asset Services

Transfer Agent

The Bank of New York Mellon Corporation

BNY Mellon Shareowner Services

P.O. Box 358015

Pittsburgh, PA 15252

(866) 221-1681

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

ANNUAL REPORT

DECEMBER 31, 2009

ITEM 2.	CODE OF ETHICS.

       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

       The text of the registrant’s Code of Ethics is posted on the registrant’s web site at http://DUCfund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

       The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant (the “Independent Auditor”).

	Fiscal year ended December 31, 2009	Fiscal year ended December 31, 2008
Audit Fees (1)	$49,000	$48,000
Audit-Related Fees (2)(6)	3,400	3,300
Tax Fees (3)(6)	4,900	4,800
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	8,300	8,100

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.” These services included (i) services related to the performance of periodic agreed-upon procedures relating to the registrant’s leverage, at a cost of $3,300 in 2008 and $3,400 in 2009.

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

    The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Inc. (“DNP”), and DTF Tax-Free Income Inc. (“DTF”), have adopted a Joint Audit Committee Pre-Approval Policy (set forth below) to govern the provision by the Independent Auditor of the following services (collectively, “Covered Services”): (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

DNP SELECT INCOME FUND INC.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted February 23, 2010)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

Service		Range of Fees(1)
		DNP	DTF	DUC	Affiliates(2)
1.	Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	(3)	(3)	(3)	N/A
2.	Reading of the Fund’s semi-annual financial statements	(4)	(4)	(4)	N/A
3.	Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(4)	(4)	(4)	N/A
4.	Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(4)	(4)	(4)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $65,000 for DNP, $47,000 for DTF and $49,000 for DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)	Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this

Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

Service		Range of Fees(1)
		DNP	DTF	DUC	Affiliates(2)
1.	Issuance of annual agreed-upon procedures letters relating to the preferred stock or commercial paper, if any, issued by the Fund	(3)	(3)	(3)	N/A
2.	Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(4)	(4)	(4)	N/A
3.	Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(4)	(4)	(4)	N/A
4.	General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(4)	(4)	(4)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $7,000 for DNP, $3,400 for DTF and $3,400 for DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)	Fees for services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

Service		Range of Fees(1)
		DNP	DTF	DUC	Affiliates(2)
1.	Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	(3)	(3)	(3)	N/A
2.	Consultations with the Fund’s management as to the tax treatment of transactions or events	(4)	(4)	(4)	N/A
3.	Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	(5)	(5)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $15,900 for DNP, $4,900 for DTF and $4,900 for DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)	The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $3,500 for DNP and $0 for DTF and DUC, but it is likely that the fee for 2010 will be $1,000 for DNP and $0 for DTF and DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.

(5)	Fees for services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

Service	Range of Fees(1)
	DNP	DTF	DUC	Affiliates(2)
None

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

¡	Bookkeeping or other services related to the accounting records or financial statements of the audit client

¡	Financial information systems design and implementation

¡	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

¡	Actuarial services

¡	Internal audit outsourcing services

¡	Management functions

¡	Human resources

¡	Broker-dealer, investment adviser or investment banking services

¡	Legal services

¡	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

       The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6.	INVESTMENTS

       A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

       Although the registrant does not typically hold voting securities, the registrant’s board of directors, jointly with the board of directors of DTF, has adopted the following statement of policy with respect to proxy voting.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PROXY VOTING POLICIES AND PROCEDURES

As amended and restated on May 10, 2007

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

F.	“Fund” refers to Duff & Phelps Utility and Corporate Bond Trust Inc.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

G.

The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Utility and Corporate Bond Trust Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of March 4, 2010, are as follows:

Daniel J. Petrisko, CFA, has been Chief Investment Officer of the Fund since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). He has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). Mr. Petrisko has investment authority with respect to the Fund’s investment portfolio. He is also a member of the portfolio management team of DNP, a closed-end utilities-oriented fund. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team since February 2004 and has been Secretary of the Fund since May 2005. He has been Executive Vice President of the Adviser since 2008 (Senior Vice President from 1993 to 2007 and Vice President from 1987 to 1993), Senior Vice President and Secretary of DNP since January 1995 (Treasurer from January 1995 to September 2002) and Secretary of DTF since May 2005. Mr. Beittel assists Mr. Petrisko in the management of the Fund’s investment portfolio. He is also a member of the portfolio management teams of DNP and Virtus Global Infrastructure Fund. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of December 31, 2009 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company. As of December 31, 2009, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

T. Brooks Beittel	2	$ 2,811.3	0	—	0	—
Daniel J. Petrisko	1	$2,722.1	0	—	8	$1,599.6

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940 (the “1940 Act”), such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2009, of the Fund’s portfolio managers.

Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals. The Fund’s portfolio managers receive a competitive base salary, an incentive bonus opportunity and a benefits package. Portfolio managers may also have the opportunity to participate in long-term equity programs, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board approval.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. In order to evaluate competitive market compensation when determining base salary for its investment management professionals, Virtus uses compensation survey results of investment industry compensation conducted by an independent third party.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of each individual’s contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the funds managed is generally measured over one-, three- and five-year periods and a individual portfolio manager’s participation is based on the performance of each fund/account managed.

In the case of Mr. Petrisko, his performance component is based in part on the Fund and DNP achieving and/or exceeding income targets underlying their ability to pay common stock dividends, and in part on the one-year total return of the Fund and other managed accounts relative to their respective benchmarks. The benchmark used for the Fund is the General Bond Fund section of the Lipper closed-end fund universe. Because Mr. Beittel’s primary responsibility relates to DNP, his performance component is based in part on DNP achieving and/or exceeding income targets underlying its ability to pay common stock dividends, and in part on DNP’s performance relative to a composite of the S&P Utility Market Price Index and the Barclays Utility Bond Index reflecting the stock and bond ratio of DNP. For both portfolio managers, the performance component is further adjusted to reward them for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two components: (i) 70% of the incentive bonus is based on investment performance, which is measured (A) on the pre-tax performance of the Advisor’s largest closed-end fund DNP as measured by earnings per share and total return over a one-year period, (B) on the pre-tax performance of DUC, as measured by earnings per share and total return over a one year period, (C) for portfolio managers that manage more than one product they have other components in their formulaic component weighed according to each manager’s time allocated to the specific product and, (D) a subjective assessment of contribution to the team effort; (ii) 30% of the incentive bonus is based on the overall Virtus EBITDA.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2009, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
T. Brooks Beittel	$10,001-$50,000
Daniel J. Petrisko	$1-$10,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

    During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 10, 2009) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

    (a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

    (b)        There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
Date	March 4, 2010

By (Signature and Title)	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	March 4, 2010